Administrative Expenses	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Administrative Expenses	Administrative Expenses
In general, the Company pays most of the usual and reasonable direct expenses of the Plan and the Plan Administrator. Any direct expenses not borne by the Company are paid by the Trustee out of the PepsiCo Master Trust. If applicable, expenses related to short-term trading fees, monthly investment service fees and loan fees are charged to participants' investment balances and are reflected in the value of the participants' accounts. Any other indirect expenses, such as investment management fees, are reflected in the change in net asset value of the various funds.